Exhibit 10.1

LIMITED CONSENT AND AMENDMENT NO. 4

to

CREDIT AGREEMENT

THIS LIMITED CONSENT AND AMENDMENT NO. 4 to Credit Agreement (this “Amendment”), dated as of January 20, 2017, is entered into by and among Rightside Group, Ltd., a Delaware corporation (“Borrower Parent”), Rightside Operating Co., a Delaware corporation (“Opco” and together with Borrower Parent, the “U.S. Borrowers”), DMIH Limited, a limited liability company organized under the laws of Ireland (“DMIH”), United TLD Holdco Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“United”), Rightside Domains Europe Limited, a limited liability company organized under the laws of Ireland (“Domains,” and together with DMIH and United, the “Non-U.S. Borrowers”; each of the U.S. Borrowers and the Non-U.S. Borrowers is a “Borrower,” and collectively, they are the “Borrowers”), Enom, Incorporated, a Nevada corporation (“eNom”), HOT MEDIA, INC., a Delaware corporation (“Hot Media”), Acquire This Name, Inc., a Nevada corporation (“Acquire,” and together with Hot Media, the “Guarantors” and each a “Guarantor”), and Silicon Valley Bank (“SVB”), as Lender and, where applicable, collateral agent (in such capacity, the “Lender”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

PRELIMINARY STATEMENTS

A.Whereas, the Borrowers, eNom and the Lender are parties to that certain Credit Agreement, dated as of August 1, 2014 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

B.WHEREAS, the U.S. Borrowers and eNom propose to enter into that certain Stock Purchase Agreement (the “Purchase Agreement”) dated as of January 20, 2017, by and among Borrower Parent and Opco, as the sellers thereunder (the “Sellers”) and Tucows, Inc., a Pennsylvania corporation (“Purchaser Parent”) and Tucows (Emerald), LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Purchaser Parent, as the purchasers thereunder (the “Purchasers”), pursuant to which the Sellers will sell, and the Purchasers will purchase, all of the issued and outstanding equity interests in eNom (the “eNom Disposition”);

C.WHEREAS, the eNom Disposition is not permitted under the Credit Agreement;

D.Whereas, the Borrowers have requested that the Lender (i) consent to the eNom Disposition, (ii) release eNom as a co-borrower under the Credit Agreement and terminate and release all associated security interests and other liens held by the Lender in eNom’s properties, assets and equity interests, and (iii) make certain modifications to the Credit Agreement related to the covenants and other provisions therein, and

E.Whereas, the Borrowers and the Lender have agreed to (i) amend the Credit Agreement, (ii) permit the eNom Disposition and (iii) release eNom as a co-borrower under the Credit Agreement and terminate and release all associated security interests and other liens held by the Lender in eNom’s properties, assets and equity interests.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Limited Consent.

(a)Subject to the terms and conditions hereof and the limitations specified herein, including without limitation, the satisfaction of the conditions precedent contained in Section 4 below, the Lender hereby consents to the eNom Disposition and the transactions contemplated by the Purchase Agreement.

(b)The Lender’s consent set forth in Section 1(a) above (the “Consent”) is limited as specified and shall not constitute a modification, consent or waiver of, or with respect to, any other provision of the Credit Agreement or any other Loan Document. Further, the Consent shall not:

(i)prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or

(ii)require the Lender to agree to a similar consent on a future occasion.

(c)The Consent is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute a limited consent granted in respect of the Credit Agreement solely to the extent provided in Section 1(a) above.

Section 2.Release.  Subject to the terms and conditions hereof, including without limitation, the Borrower’s satisfaction of the conditions precedent contained in Section 4 below, (a) the Lender hereby fully releases eNom (hereinafter referred to as the “Released Borrower”), and the Released Borrower hereby acknowledges and agrees that it is hereby fully released, from any and all obligations and liability arising out of, or in connection with, or otherwise relating to, the Credit Agreement and the other Loan Documents to which it is a party, except for obligations and liabilities that pursuant to the express terms of the Loan Documents survive termination, (b) all security interests and other liens of every type at any time granted to or held by Lender in Released Borrower’s property, assets or equity interests, as security for indebtedness and other obligations under the Credit Agreement and other Loan Documents are hereby terminated and released, (c) Lender authorizes Released Borrower or its designees to file the UCC-3 termination statements attached hereto as Schedule 1, and (d) Lender shall (i)  if required by Released Borrower or any third party, deliver to such third party such termination notices relating to any deposit or securities account control agreements or other notices terminating Lender’s security interest arising under the Loan Documents, (ii) if applicable, return any pledged stock of Released Borrower or its Subsidiaries in Lender’s possession to the pledgor, and (iii) promptly deliver to Released Borrower all such other documents or agreements as Released Borrower may reasonably request in connection with the release or termination of Lender’s security interests in any of Released Borrower’s property or assets; provided, that any costs or expenses incurred by Lender with respect to such items (including all reasonable attorneys’ fees) shall be reimbursed promptly by Borrowers on demand.

Section 3.Amendments to the Credit Agreement.

(a)Section 1.1 (Defined Terms).

(i)The definitions of “Revolving Commitment,” “Revolving Commitment Period” and “U.S. Revolving Loan Sublimit” are hereby amended and restated in their entirety as follows:

““Revolving Commitment”: the obligation of Lender to make Revolving Loans and issue Letters of Credit in an aggregate principal amount of $15,000,000.”

““Revolving Commitment Period”: the period from and including the Revolving Commitment Reinstatement Date to the Revolving Termination Date.”

““U.S. Revolving Loan Sublimit”: as of any date of determination by Lender, from time to time during the Revolving Commitment Period, an amount equal to, 2.5 times the Consolidated Domestic EBITDA of the Borrower Parent and its Subsidiaries as described in the Compliance Certificate most recently delivered to Lender pursuant to Section 6.2(b).”

(ii)The definitions of “eNom Disposition,” “Revolving Commitment Reinstatement Date” and “Fourth Amendment” are added to Section 1.1 of the Credit Agreement in the proper alphabetical order as follows:

““eNom Disposition”: has the meaning given to such term in the Fourth Amendment.”

““Fourth Amendment”: the Limited Consent and Amendment No. 4 to Credit Agreement, dated as of January 20, 2017.”

““Revolving Commitment Reinstatement Date”: the date upon which (i) Lender has received a copy of the Projections of the Borrower Parent and its Subsidiaries (after giving effect to the eNom Disposition) for the fiscal year ending December 31, 2017, as required by Section 6.2(c) and (ii) the facility is amended, including without limitation, with respect to the financial covenants, to reflect a structure satisfactory to Lender in its sole discretion.”

(b)Section 2.10 (Loan Prepayment) is hereby amended in its entirety and restated as follows:

“2.10Loan Prepayments.

(a)The Borrowers may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to Lender no later than 11:00 A.M., Pacific time, three Business Days prior thereto, in the case of Eurodollar Loans, and no later than 11:00 A.M., Pacific time, one Business Day prior thereto, in the case of ABR Loans, which notice shall specify the date and amount of the proposed prepayment; provided that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrowers shall also pay any amounts owing pursuant to Section 2.19; provided, further, that if such notice of prepayment indicates that such prepayment is to be funded with the proceeds of a refinancing, such notice of prepayment may be revoked if the financing is not consummated.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans) accrued interest to such date on the amount prepaid.  Partial prepayments of Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

(b)The Borrowers shall pay to the Lender as a mandatory prepayment of the Loans (including any L/C Disbursement) upon the closing of the eNom Disposition, an amount not less than the amount by which the sum of the aggregate outstanding principal amount of the Loans and all accrued and unpaid interest thereon, plus the aggregate undrawn amount of all outstanding Letters of Credit, exceeds the aggregate undrawn amount of all outstanding Letters of Credit.”

(c)Section 7.1 (Financial Condition Covenants) is hereby amended in its entirety and restated as follows:

“7.1 Financial Condition Covenants.

(a)Consolidated Net Leverage Ratio. Effective as of the Revolving Commitment Reinstatement Date, permit the Consolidated Net Leverage Ratio as at the last day of any fiscal quarter of the Borrower Parent ending with any day set forth below to exceed the ratio set forth below opposite such day:

Quarter Ending	Consolidated Net Leverage Ratio
September 30, 2016 through June 30, 2017	2.50:1.00
September 30, 2017 and thereafter	2.00:1.00

(b) Minimum Liquidity Ratio.  Permit the Minimum Liquidity Ratio as of the last day of each month to be less than 1.50:1.00.

(c) Minimum Consolidated EBITDA.  Effective as of the Revolving Commitment Reinstatement Date, permit the Minimum Consolidated EBITDA as at the last day of each fiscal quarter of Borrower, measured on a trailing 12-month basis, to be less than $6,000,000.”

Section 4.Conditions to Effectiveness. The provisions of Sections 1, 2 and 3 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied:

(a)the Lender shall have received counterparts of this Amendment executed by the Lender, the Borrowers, the Released Borrower and the Guarantors;

(b)the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects;

(c)all other amounts due and owing to Lender, including without limitation, all amounts referenced in Section 8 hereof, shall have been paid in full; and

(d)all legal matters incident to this Amendment shall be satisfactory to Sidley Austin LLP, counsel for Lender.

Section 5.Covenants, Representations, and Warranties of the Borrowers and Guarantors.

(a)Each Borrower and each Guarantor represents and warrants as to itself that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement (as amended hereby) and the other Loan Documents, as applicable, are true and correct in all material respects as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then in all material respects as of such earlier date).

(b)Each Borrower and each Guarantor represents and warrants as to itself that (i) this Amendment constitutes the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes a Default or an Event of Default.

Section 6.Reaffirmation. Subject to Sections 1 and 2 above, each Borrower and each Guarantor hereby (i) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party, as applicable, and (ii) reaffirms all Liens on Collateral and/or Pledged Stock which have been granted by it in favor of the Lender pursuant to any of the Loan Documents.  Each Borrower and each Guarantor hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Lender for the payment of all of its obligations under and in accordance with the terms of the Credit Agreement and the other Loan Documents, as applicable, without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

Section 7.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference to the Credit Agreement in any other document, instrument, or agreement executed or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)Except as specifically amended hereby, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

Section 8.Expenses. The Borrowers agree to pay to Lender (a) all reasonable expenses, including without limitation attorney fees, incurred by the Lender in connection with the preparation, execution, and enforcement of this Amendment; and (b) a $15,000.00 amendment fee, which is fully earned and non-refundable on the date hereof.

Section 9.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

Section 10.Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original. All of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by electronic mail or facsimile shall be effective as physical delivery.

Section 11.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 12.Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements, and representations with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions, or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized signatories, as of the date first above written.

U.S. BORROWERS:

RIGHTSIDE GROUP, LTD.

By:	/s/	Taryn Naidu
Name:		Taryn Naidu
Title:		Chief Executive Officer

RIGHTSIDE OPERATING CO.

By:	/s/	Taryn Naidu
Name:		Taryn Naidu
Title:		Chief Executive Officer and President

Signature Page to

Limited Consent and Amendment No. 4 to Credit Agreement

NON-U.S. BORROWERS:

UNITED TLD HOLDCO LTD.

By:	/s/	Rick Danis
Name:		Rick Danis
Title:		Director

DMIH LIMITED

By:	/s/	Rick Danis
Name:		Rick Danis
Title:		Director

RIGHTSIDE DOMAINS EUROPE LIMITED

By:	/s/	Rick Danis
Name:		Rick Danis
Title:		Director

Signature Page to

Limited Consent and Amendment No. 4 to Credit Agreement

RELEASED BORROWER:

ENOM, INCORPORATED

By:	/s/	Taryn Naidu
Name:		Taryn Naidu
Title:		Chief Executive Officer and President

Signature Page to

Limited Consent and Amendment No. 4 to Credit Agreement

GUARANTORS

HOT MEDIA, INC.

By:	/s/	Matt Delgado
Name:	Matt Delgado
Title:	President

ACQUIRE THIS NAME, INC.

By:	/s/	Matt Delgado
Name:	Matt Delgado
Title:	President

Signature Page to

Limited Consent and Amendment No. 4 to Credit Agreement

Lender:

Silicon Valley Bank

By:	/s/ Jayson Davis
Name:	Jayson Davis
Title:	Director

Signature Page to

Limited Consent and Amendment No. 4 to Credit Agreement

SCHEDULE 1

UCC-3 TERMINATION STATEMENT

See attached.